EXHIBIT 10.17

                               SECURITY AGREEMENT

     SECURITY AGREEMENT (this "Agreement"), dated as of May 11, 2005, between PREMIER EXHIBITIONS INC., a Florida corporation with its principal place of business located at ___________________________________________________ (the
"Company"), and SAM TOUR (USA), INC., a Delaware corporation with its principal place of business located at a 8099 Palomino Drive, Naples, Florida 34113 (hereinafter, the "SECURED PARTY").

     WHEREAS, SECURED PARTY is simultaneously with the execution of this Agreement, loaning to the Company $2,500,000 which loan shall be evidenced by a promissory note dated as of the date hereof (as amended and in effect from time to time, the "Note "); and

     WHEREAS, it is a condition precedent to SECURED PARTY making the loan that the Company execute and deliver to SECURED PARTY this Agreement; and

         WHEREAS, the Company wishes to grant security interests in favor of SECURED PARTY as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions. All terms defined in the Uniform Commercial Code as in effect in the State of New York (the "NY UCC") and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in Article 9 of the Uniform Commercial Code of such jurisdiction rather than Article 3.


2.  Grant of Security Interest.

2.1. Collateral Granted. The Company hereby grants to SECURED PARTY, to secure the payment and performance in full of all of the obligations contained in the Note (the "Obligations"), a security interest in and so pledges and assigns to SECURED PARTY all of the Company's assets and properties, including but not limited the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                           All personal and fixture property of every kind and
                  nature including without limitation all furniture, fixtures, equipment, raw materials, inventory, or other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles

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                  including, all tax refund claims, license fees, patents,
                  patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.


2.2.  Delivery of Instruments, etc.


                           (a) Pursuant to the terms hereof, the Company has
                  endorsed, assigned and delivered to SECURED PARTY all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as SECURED PARTY may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, the Company shall forthwith endorse, assign and deliver the same to SECURED PARTY, accompanied by such instruments of transfer or assignment duly executed in blank as SECURED PARTY may from time to time specify.

                           (b) To the extent that any securities now or
                  hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall cause the issuer to note on its books the security interest of SECURED PARTY in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to SECURED PARTY, to agree to comply with instructions from SECURED PARTY as to such securities, without further consent of the Company or such nominee. To the extent that any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall, at the request of SECURED PARTY, cause such securities intermediary or (as the case may be) commodity intermediary, pursuant to an agreement in form and substance satisfactory to SECURED PARTY, to agree to comply with entitlement orders or other instructions from SECURED PARTY to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by SECURED PARTY to such commodity intermediary, without further consent of the Company or such nominee.

                           (c) To the extent that the Company is a beneficiary
                  under any written letter of credit now or hereafter issued in favor of the Company, the Company shall deliver such letter of credit to SECURED PARTY. SECURED PARTY shall from time to time, at the request and expense of the Company, make such

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                  arrangements with the Company as are in SECURED PARTY's
                  reasonable judgment necessary and appropriate so that the Company may make any drawing to which the Company is entitled under such letter of credit, without impairment of SECURED PARTY's perfected security interest in the Company's rights to proceeds of such letter of credit or in the actual proceeds of such drawing.


2.3. Excluded Collateral. Notwithstanding the foregoing provisions of this ss.2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by the Company as licensee, lessee or otherwise, to the extent that (i) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (1) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (2) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral."


3. Title to Collateral, etc. The Company is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-109(3) of the NY UCC. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

4. Continuous Perfection. The Company's place of business is __________________________________. The Company will not change the same, or the name, identity or corporate structure of the Company in any manner, without providing at least thirty (30) days prior written notice to SECURED PARTY. The Collateral, to the extent not delivered to SECURED PARTY pursuant to ss.2.2, will be kept at those locations listed on Exhibit I and the Company will not remove the Collateral from such locations, without providing at least thirty
(30) days prior written notice to SECURED PARTY.


5. No Liens. Except for the security interest herein granted, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to SECURED PARTY. The Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than SECURED PARTY.


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6. No Transfers. The Company will not sell or offer to sell or otherwise transfer the Collateral or any interest therein except for (a) sales of inventory and licenses of general intangibles in the ordinary course of business and (b) sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.


7.  Insurance.

7.1. Maintenance of Insurance. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to SECURED PARTY. In addition, all such insurance shall be payable to SECURED PARTY as loss payee under a "standard" or "New York" loss payee clause. Without limiting the foregoing, the Company will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.


7.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $25,000.00, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (b) in all other circumstances, be held by SECURED PARTY as cash collateral for the Obligations. SECURED PARTY may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as SECURED PARTY may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or SECURED PARTY may apply all or any part of such proceeds to the Obligations with the outstanding amount being reduced by the amount so applied to the Obligations.

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7.3.     Notice of Cancellation, etc. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to SECURED PARTY. In the event of failure by the Company to provide and maintain insurance as herein provided, SECURED PARTY may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish SECURED PARTY with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.


8. Maintenance of Collateral; Compliance with Law. The Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. SECURED PARTY, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. The Company has at all times operated, and the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.


9.  Collateral Protection Expenses; Preservation of Collateral.

9.1. Expenses Incurred by SECURED PARTY. In its discretion, SECURED PARTY may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse SECURED PARTY on demand for any and all expenditures so made. SECURED PARTY shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.


9.2. SECURED PARTY's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. SECURED PARTY shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by SECURED PARTY of any payment relating to any of the Collateral, nor shall SECURED PARTY be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by SECURED PARTY in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to SECURED PARTY or to which SECURED PARTY may be entitled at any time or times. SECURED PARTY's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the NY UCC or otherwise, shall be to deal with such Collateral in the same manner as SECURED PARTY deals with similar property for its own account.

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10. Securities and Deposits. SECURED PARTY may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, SECURED PARTY may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from SECURED PARTY to the Company may at any time be applied to or set off against any of the Obligations.


11. Notification to Account Debtors and Other Obligors. If an Event of Default shall have occurred and be continuing, the Company shall, at the request of SECURED PARTY, notify account debtors on accounts, chattel paper and general intangibles of the Company and obligors on instruments for which the Company is an obligee of the security interest of SECURED PARTY in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to SECURED PARTY or to any financial institution designated by SECURED PARTY as SECURED PARTY's agent therefor, and SECURED PARTY may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Company as trustee for SECURED PARTY without commingling the same with other funds of the Company and shall turn the same over to SECURED PARTY in the identical form received, together with any necessary endorsements or assignments. SECURED PARTY shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by SECURED PARTY to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.


12. Further Assurances. The Company, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as SECURED PARTY may require more completely to vest in and assure to SECURED PARTY its rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in ss.2.3, (c) obtaining waivers from mortgagees and landlords and (d) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code (1990) or Sections 8-106 and 9-115 of the Uniform Commercial Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.


13.  Power of Attorney.

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13.1.    Appointment and Powers of SECURED PARTY. The Company hereby irrevocably constitutes and appoints SECURED PARTY and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in SECURED PARTY's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                           (a) upon the occurrence and during the continuance of
                  an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with NY UCC, as may be applicable, and as fully and completely as though SECURED PARTY were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which SECURED PARTY deems necessary to protect, preserve or realize upon the Collateral and SECURED PARTY's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if SECURED PARTY so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                           (b) to file such financing statements with respect
                  hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as SECURED PARTY may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.


13.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.


13.3. No Duty on SECURED PARTY. The powers conferred on SECURED PARTY hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. SECURED PARTY shall be accountable only for the amounts that it actually

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         receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for SECURED PARTY's own gross negligence or willful misconduct.


14. Remedies. Subject to any mandatory provisions of the Uniform Commercial Code, as may be applicable, if an Event of Default shall have occurred and be continuing, SECURED PARTY may, without notice to or demand upon the Company, declare this Agreement to be in default, and SECURED PARTY shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, as may be applicable, including, without limitation, the right to take possession of the Collateral, and for that purpose SECURED PARTY may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. SECURED PARTY may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the state(s) of the Company's principal office(s) or at such other locations as SECURED PARTY may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, SECURED PARTY shall give to the Company at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of SECURED PARTY's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the NY UCC.

15. No Waiver, etc. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as SECURED PARTY may deem advisable. SECURED PARTY shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.9.2. SECURED PARTY shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by SECURED PARTY. No delay or omission on the part of SECURED PARTY in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of SECURED PARTY with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as SECURED PARTY deems expedient.

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16. Marshalling. SECURED PARTY shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of SECURED PARTY's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.


17. Proceeds of Dispositions; Expenses. The Company shall pay to SECURED PARTY on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by SECURED PARTY in protecting, preserving or enforcing SECURED PARTY's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as SECURED PARTY may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(l)(c) of the NY UCC, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.


18. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note.


19. Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT AS OTHERWISE PROVIDED FOR HEREIN TO THE EXTENT THAT PERFECTION AND PRIORITY OF THE SECURITY INTERESTS GRANTED HEREUNDER ARE MANDATORILY GOVERNED BY THE LAWS OF ANOTHER JURISDICTON. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in the preamble of this Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

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20. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH
RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither SECURED PARTY nor any representative, agent or attorney of SECURED PARTY has represented, expressly or otherwise, that SECURED PARTY would not, in the event of litigation, seek to enforce the foregoing waivers and
(b) acknowledges that, in providing the loan, SECURED PARTY is relying upon, among other things, the waivers and certifications contained in this ss.20.


21. Concerning Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of the Uniform Commercial Code ("Revised Article 9").


21.1.    Attachment. In applying the law of any jurisdiction in which Revised
         Article 9 is in effect, the Collateral is all assets of the Company, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Company shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Company shall immediately notify SECURED PARTY in a writing signed by the Company of the brief details thereof and grant to SECURED PARTY in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to SECURED PARTY.


21.2. Perfection by Filing. SECURED PARTY may at any time and from time to time, pursuant to the provisions of ss.13, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Company or words of similar effect and which contain any other information required by Part 5 of Revised
         Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to SECURED PARTY promptly upon request. Any such financing statements, continuation statements or amendments may be signed by SECURED PARTY on behalf of the Company, as provided in ss.13, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

21.3. Other Perfection, etc. The Company shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as SECURED PARTY may reasonably request for SECURED PARTY (a) to obtain an acknowledgement, in form and substance satisfactory to SECURED PARTY, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for SECURED PARTY, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to SECURED PARTY, and (c) otherwise to insure the continued perfection and priority of SECURED PARTY's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised
         Article 9 in any jurisdiction.


21.4. Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:


        ------------------------------------- ----------------------------------- -----------------------------------
        Agreement Section                     Existing Article 9                  Revised Article 9
        ------------------------------------- ----------------------------------- -----------------------------------
        3                                     ss. 9-109(3)                          Rev. ss. 9-102(a)(34)
        ------------------------------------- ----------------------------------- -----------------------------------
        9.2                                   ss. 9-207                             Rev. ss.9-207
        ------------------------------------- ----------------------------------- -----------------------------------
        12                                    ss.ss. 8-106 and 9-115 (1994)         Rev. ss.ss. 8-106 and 9-106
        ------------------------------------- ----------------------------------- -----------------------------------
        17                                    ss. 9-504(1)(c)                       Rev. ss.ss. 9-608(a)(1)(C) and
                                                                                    9-615(a)(3)
        ------------------------------------- ----------------------------------- -----------------------------------

21.5. Savings Clause. Nothing contained in this ss.21 shall be construed to narrow the scope of SECURED PARTY's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of SECURED PARTY hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.


22. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This

Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of SECURED PARTY and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.



                            PREMIER EXHIBITIONS INC.



                            By:________________________________________________
                                  Name:
                                  Title:

Accepted:

SECURED PARTY

SAM TOUR (USA), INC.



By: ______________________________________
      Name:
      Title:




By: ______________________________________
      Name:
      Title: